GOLDMAN SACHS TRUST
Goldman Sachs Institutional Liquid Assets

Class B Shares or Units of the
Prime Obligations Portfolio

Supplement dated June 29, 2009 to the
Prospectus dated April 30, 2009 (the “Prospectus”)

Effective November 2, 2009 (the “Effective Date”), Class B shares of each Fund will no longer be available for purchase by new or existing shareholders.

Shareholders who invest in Class B shares prior to the Effective Date may continue to hold their Class B shares until they convert automatically to Class A shares, as described in each Fund’s Prospectus. Class B shareholders may also continue to reinvest dividends and capital gains into their accounts after the Effective Date. Class B shareholders with automatic investment plans into Class B Shares will no longer be able to make automatic investments into Class B shares after the Effective Date. Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds after the Effective Date.

Additional purchase requests for a Fund’s Class B shares received by the Funds after the Effective Date will be rejected.

This Supplement should be retained with your Prospectus for future reference.

00068141
ILABSTK 06-09